Exhibit 99.1

LIVE OAK BANCSHARES, INC.
2015 OMNIBUS STOCK INCENTIVE PLAN

PERFORMANCE RESTRICTED STOCK UNIT AWARD AGREEMENT
THIS PERFORMANCE RESTRICTED STOCK UNIT AWARD AGREEMENT is made and entered into effective as of March 23, 2016 (the “Date of Grant”), by and between LIVE OAK BANCSHARES, INC., a North Carolina corporation (the “Company”), and NEIL L. UNDERWOOD (the “Grantee”). This Agreement sets forth the terms and conditions associated with the Company’s award to Grantee of restricted stock units payable as described below in shares of Common Stock pursuant to the Company’s 2015 Omnibus Stock Incentive Plan (as amended from time to time, the “Plan”). Capitalized terms not explicitly defined in this Agreement but defined in the Plan will have the meanings ascribed to them under the Plan.
NOW, THEREFORE, in consideration of the foregoing and Grantee’s continued provision of valuable services as an employee of the Company, the parties hereto, intending to be legally bound, agree as follows:
1.Grant of Units. Effective as of the Date of Grant, the Company grants the Grantee 435,000 Restricted Stock Units (the “Units”) subject to the provisions of this Agreement and the Plan. Each Unit is subject to settlement into one share of Common Stock (a “Share”) that will be delivered to Grantee pursuant to this Agreement when and if such Unit becomes vested in accordance with this Agreement.
2.Condition to Vesting and Settlement of Units. The vesting of the Units and the delivery of Shares in relation to such Units is expressly conditioned upon the approval by the Company’s shareholders of certain amendments to the Plan at the annual meeting of the Company’s shareholders scheduled for May 2016. In the event that such amendments are not adopted by the shareholders, then this Agreement is void and the Units will be immediately canceled.
3.    Vesting; Forfeiture. The Units are unvested when granted and will vest as described on Exhibit A, the terms of which are incorporated herein by reference. All Units that do not become vested following the completion of the Performance Period specified on Exhibit A because the Special Committee (as defined on Exhibit A) determines that the Company did not achieve the Performance Criteria (as defined on Exhibit A) for the Performance Period will be forfeited as of the end of the Performance Period.
4.    Effect of Termination of Continuous Service. In the event of the termination of Grantee’s Continuous Service because of Grantee’s death or Disability, the Units will remain outstanding until the certification of performance following the conclusion of the Performance Period (as defined on Exhibit A), and will be subject to vesting and forfeiture in accordance with Section 3. Except as expressly provided on Exhibit A in connection with certain terminations of Continuous Service following a Corporate Transaction, in the event of the termination of Grantee’s Continuous Service for any reason other than Grantee’s death or Disability, all Units that are not vested will be immediately and automatically forfeited, and will not thereafter be subject to vesting.
5.    Delivery of Shares to Settle Units. When Units become vested as provided in Section 3, the vested Units will be settled by delivering to Grantee the number of Shares equal to the number of vested Units, subject to the following provisions.
(a)    Delivery of the Shares will be made as soon as practicable after the date on which the Units vest, provided that the Company may provide for a reasonable delay in the delivery of the Shares to address tax and other administrative matters, and provided further that delivery of the Shares will occur no later than (i) two and one-half months following the conclusion of the year in which the vesting occurs in the case of vesting occurring following a Corporate Transaction, or (ii) the last day of the calendar year in which the Special Committee certifies the achievement of the Performance Criteria and the vesting of the Units.
(b)    Subject to the conditions described herein, as soon as practicable after the date on which the Units vest, the Company will, at its election, either: (i) issue a certificate representing the Shares deliverable pursuant to this Agreement; or (ii) not issue any certificate representing the Shares deliverable pursuant to this Agreement and instead document the Grantee’s interest in the Shares by registering such Shares with the Company’s transfer agent (or another custodian selected by the Company) in bookentry form in the Grantee’s name.
(c)    No Shares will be issued pursuant to this Agreement unless and until all then-applicable requirements imposed by U.S., foreign, and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any exchanges upon which the Shares may be listed, have been fully met, and the Company may condition the issuance of Shares pursuant to this Agreement on the Grantee’s taking any reasonable action to meet those requirements. The Company may impose such conditions on any Shares issuable pursuant to this Agreement as it may deem advisable, including, without limitation, restrictions under the Securities Act of 1933, as amended, under the requirements of any exchange upon which shares of the same class are then listed, and under any blue sky or other securities laws applicable to those shares.
6.    Rights as a Shareholder. The Units represent a right to payment from the Company if the conditions of the Agreement are met and do not give the Grantee ownership of any Common Stock prior to delivery as provided in Section 5. Grantee will not have any rights and/or privileges of a stockholder of the Company with respect to the Units prior to such delivery, but Grantee will have all rights associated with the ownership of the Shares upon such delivery.
7.    Non-Transferability of the Units. The Units and the right to payment under this Agreement are not transferable, and may not be sold, exchanged, transferred, pledged, hypothecated, encumbered or otherwise disposed of except by the laws of descent or distribution, or as otherwise provided by the Plan. Any purported transfer of the Units or the right to payment under this Agreement not in compliance with the preceding sentence is null and void and will not be given effect.
8.    Tax Consequences. Grantee acknowledges that Grantee understands the federal, state, local, and foreign tax consequences of the award of the Units and the provisions of this Agreement. Grantee is relying solely on the advice of Grantee’s own tax advisors and not on any statements or representations of the Company or any of its agents in connection with such tax consequences. Grantee understands that Grantee (and not the Company nor any Related Entity) will be responsible for Grantee’s own tax liability that may arise as a result of the granting, vesting, and/or settlement of the Units (or otherwise in connection with this Agreement).
9.    Withholding Obligations. As a condition to delivery of the Shares, the Grantee hereby authorizes the Company to withhold from the Shares deliverable under this Agreement a number of Shares with a Fair Market Value (measured as of the date tax withholding obligations are to be determined) equal to the federal, state, local and foreign tax withholding obligations of the Company or a Related Entity, if any, provided, however, that the number of such Shares so withheld will not exceed the amount necessary to satisfy the Company’s (or a Related Entity’s) required tax withholding obligations using the minimum statutory withholding rates for federal, state, local and foreign tax purposes, including payroll taxes, that are applicable to supplemental taxable income. In the event that the Administrator determines in its discretion that such withholding of Shares is not permitted pursuant to the Applicable Laws, the rules and regulations of any regulatory agencies having jurisdiction over the Company, or the rules of any exchanges upon which the Shares may be listed, then the Administrator may, in its discretion, make alternative arrangements for satisfying the Company’s (or a Related Entity’s) withholding obligations, utilizing any method permitted by the Plan, including but not limited to requiring Grantee to tender a cash payment or withholding from salary or other compensation payable to Grantee.

10.    Application of Section 409A of the Code. The parties intend that the delivery of Shares in respect of the Units provided under this Agreement satisfies, to the greatest extent possible, the exemption from the application of Section 409A of the Code and the regulations and other guidance thereunder and any state law of similar effect (collectively, “Section 409A”) provided under Treasury Regulations Section 1.409A-1(b)(4) (or any other applicable exemption), and this Agreement will be construed to the greatest extent possible as consistent with those provisions. To the extent not so exempt, the delivery of Shares in respect of the Units provided under this Agreement will be conducted, and this Agreement will be construed, in a manner that complies with Section 409A and is consistent with the requirements for avoiding taxes or penalties under Section 409A. The parties further intend that each installment of any payments provided for in this Agreement is a separate “payment” for purposes of Treasury Regulation Section 1.409A-2(b)(2)(i). To the extent that (a) one or more of the payments received or to be received by Grantee pursuant to this Agreement would constitute deferred compensation subject to the requirements of Section 409A, and (b) Grantee is a “specified employee” within the meaning of Section 409A, then solely to the extent necessary to avoid the imposition of any additional taxes or penalties under Section 409A, the commencement of any payments under this Agreement will be deferred until the date that is six months following the Grantee’s termination of Continuous Service (or, if earlier, the date of death of the Grantee) and will instead be paid on the date that immediately follows the end of such six-month period (or death) or as soon as administratively practicable within thirty (30) days thereafter. The Company makes no representations to Grantee regarding the compliance of this Agreement or the Units with Section 409A, and Grantee is solely responsible for the payment of any taxes or penalties arising under Section 409A(a)(1), or any state law of similar effect, with respect to the grant or vesting of the Units or the delivery of the Shares hereunder.
11.    Clawback.
(a)    Grantee acknowledges and agrees all compensation payable pursuant to this Agreement will be subject to forfeiture and repayment pursuant to (i) the Company’s compensation recovery, “clawback” or similar policy, if any, as may be in effect from time to time, or (ii) any compensation recovery, “clawback” or similar policy made applicable by law, including the provisions of Section 945 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules, regulations and requirements adopted thereunder by the Securities and Exchange Commission and/or any national securities exchange on which the Company’s equity securities may be listed, as may be in effect from time to time (the policies described in clauses (i) and (ii) collectively, the “Policy”). In the event that Grantee receives compensation hereunder that is subject to forfeiture or repayment under such Policy, then Grantee will, upon the written request of the Administrator and in the Administrator’s sole discretion, forfeit and repay to the Company all amounts subject to repayment under the Policy. In addition, Grantee agrees to reimburse the Company with respect to the Units to the extent required under Section 304 of the Sarbanes-Oxley Act of 2002 or as otherwise required by law.
(b)    In addition to and without limiting the foregoing, any Shares delivered hereunder shall be subject to recovery as follows:
(i)    In the event that Grantee voluntarily terminates his Continuous Service on or before December 31, 2017, Grantee shall deliver to the Company within thirty (30) days after such termination 100% of the Shares delivered hereunder;
(ii)    In the event that Grantee voluntarily terminates his Continuous Service after December 31, 2017, but on or before December 31, 2018, Grantee shall deliver to the Company within thirty (30) days after such termination 75% of the Shares delivered hereunder;
(iii)    In the event that Grantee voluntarily terminates his Continuous Service after December 31, 2018, but on or before December 31, 2019, Grantee shall deliver to the Company within thirty (30) days after such termination 50% of the Shares delivered hereunder; and
(iv)    In the event that Grantee voluntarily terminates his Continuous Service after December 31, 2019, but on or before December 31, 2020, Grantee shall deliver to the Company within thirty (30) days after such termination 25% of the Shares delivered hereunder;

provided, however, that in the event that some or all of the Shares delivered hereunder have been sold or otherwise transferred by Grantee prior to such termination such that Grantee cannot deliver the required number of Shares to the Company, Grantee shall instead repay to the Company the Fair Market Value (determined as of the date of termination) of such Shares subject to recovery in lieu of delivering such Shares pursuant to this Section 11(b); and provided further that the recovery described in clauses (i) through (iv) of this Section 11(b) shall not apply following the occurrence of a Corporate Transaction.
12.    Adjustments. All references to the number of Units will be appropriately adjusted to reflect any stock split, stock dividend, or other change in capitalization that may be made by the Company after the date of this Agreement, as provided in Section 13 of the Plan.
13.    Electronic Delivery. Grantee hereby consents to receive documents related to the Units and any other Awards granted under the Plan by electronic delivery and agrees to participate in the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company, and such consent shall remain in effect throughout until withdrawn in writing by Grantee.
14.    Data Privacy. Grantee acknowledges that the Company holds certain personal information about him/her, including, but not limited to, name, home address and telephone number, date of birth, social security number or other identification number, salary, nationality, job title, details of the Units and any other entitlement to Shares awarded, cancelled, exercised, vested or unvested. Grantee consents to the collection, use and transfer (including but not limited to transfers to parties assisting in the implementation, administration and management of the Plan), in electronic or other form, of such personal data for the purpose of implementing, administering, and managing Grantee’s participation in the Plan.
15.    No Right to Continued Service. Neither this Agreement nor the award of the Units will confer upon the Grantee any right to continued employment or other service with the Company or a Related Entity, nor interfere in any way with the right of the Company or any Related Entity to terminate the Continuous Service of Grantee.
16.    Binding Effect. This Agreement is binding upon and inures to the benefit of Grantee and Grantee’s heirs, executors, and personal representatives, and the Company and its successors and assigns.
17.    Multiple Originals. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same agreement. Facsimile or PDF reproductions of original signatures will be deemed binding for the purpose of the execution of this Agreement.
18.    Notices. Any notice, demand or request required or permitted to be given pursuant to the terms of this Agreement must be in writing and will be deemed given when delivered personally, one day after deposit with a recognized international delivery service (such as FedEx), or three days after deposit in the U.S. mail, first class, certified or registered, return receipt requested, with postage prepaid, in each case addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may designate by notifying the other in writing.
19.    Choice of Law; Venue. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of North Carolina, without giving effect to the choice of law rules of any jurisdiction. The parties agree that any litigation arising out of or related to the Units or this Agreement will be brought exclusively in any state or federal court in New Hanover County, North Carolina. Each party (i) consents to the personal jurisdiction of said courts, (ii) waives any venue or inconvenient forum defense to any proceeding maintained in such courts, and (iii) agrees not to bring any proceeding arising out of or relating to this Agreement in any other court.
20.    Modification of Agreement; Waiver. This Agreement may be modified, amended, suspended, or terminated, and any terms, representations or conditions may be waived, but only by a written instrument signed by each of the parties hereto, except as otherwise provided in the Plan. No waiver hereunder will constitute a waiver with respect to any subsequent occurrence or other transaction hereunder or of any other provision hereof.

21.    Severability. The provisions of this Agreement are severable, and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, then the remaining provisions will nevertheless be binding and enforceable.
22.    Entire Agreement. This Agreement, along with the Plan, constitutes and embodies the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and there are no other agreements or understandings, written or oral, in effect between the parties hereto relating to the matters addressed herein.
23.    Grantee’s Acknowledgements. Grantee hereby acknowledges receipt of a copy of the Plan and the Company’s prospectus covering the Shares issued pursuant to the Plan (the “Prospectus”). Grantee has read and understands the terms of this Agreement, the Plan, and the Prospectus. The Units are subject to all the provisions of the Plan, the provisions of which are hereby made a part of this Agreement, and are further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this Agreement and those of the Plan, the provisions of the Plan shall control.
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IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Grantee has hereunto set the Grantee’s hand and seal, all as of the day and year first above written.
COMPANY:
Live Oak Bancshares, Inc.

By:
Name:
Title:

Address:    1741 Tiburon Drive
Wilmington, NC 28403

GRANTEE:

Print Name:    Neil L. Underwood
Address:

Exhibit A

Grantee:	Neil L. Underwood
Date of Grant:	March 23, 2016
Number of Units subject to Performance Criteria:	435,000
Performance Period	January 1, 2016, through December 31, 2016

Whether the Units vest will be determined by the special subcommittee of the Company’s Compensation Committee (the “Special Committee”) in accordance with the Plan, the Agreement, and this Exhibit A.
Performance Criteria: One hundred percent (100%) of the Units will be subject to vesting based on the Company achieving total revenue of at least $100,000,000 for the Performance Period specified above (such condition to vesting, the “Performance Criteria”). Total revenue for purposes of the Performance Criteria is equal to the sum of net interest income and total noninterest income for the Company.
Certification: The Special Committee will, promptly following the conclusion of the Performance Period and no later than April 30, 2017, certify in writing whether the Performance Criteria for the Performance Period has been achieved, and whether and to what extent the Units become vested as a result of such achievement, all in accordance with the terms of this Agreement and the Plan and in the manner required by Section 162(m) of the Code.
Vesting: Subject to the certification by the Special Committee described above, the Units will be vested upon such certification, and will be settled as described in Section 5.
Effect of a Corporate Transaction During the Performance Period: If a Corporate Transaction occurs during the Performance Period, all Units that have not previously been forfeited will cease to be subject to the Performance Criteria, and instead will vest upon the earlier of: (a) December 31, 2016, if Participant has not ceased Continuous Service with the Company or its successor as of December 31, 2016, or (b) the termination of Grantee’s Continuous Service prior to December 31, 2016 either (i) by the Company or its successor other than for Cause, or (ii) occurring as a result of Grantee’s death or Disability. In either such case, upon vesting the Units will be settled in the form of shares of Common Stock or such other security as the Company’s shareholders have received in exchange for their shares of Common Stock in connection with the Corporate Transaction, subject to appropriate adjustment to the number of such securities taking into account the Corporate Transaction as determined by the Administrator. If, following a Corporate Transaction that occurs during the Performance Period, Grantee’s Continuous Service ends before December 31, 2016 for any reason other than as described in clause (b) above, the Units will be immediately and automatically forfeited, and will not thereafter be subject to vesting.

Exhibit A to Performance Restricted Stock Unit Award Agreement